UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 2, 2025
JLL Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

JLL Income Property Trust, Inc., a Maryland corporation (the “Company”), intends to conduct a continuous private offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506(b) of Regulation D promulgated thereunder (the “Private Offering”) of four new classes of the Company’s common stock, each par value $0.01 per share: Class S common stock (“Class S shares”), Class D common stock (“Class D shares”), Class Z common stock (“Class Z shares”) and Class I common stock (“Class I shares” and collectively with the Class S shares, Class D shares and Class Z shares, the “New Share Classes”). In connection with the Private Offering, the Company has entered into new, and amended certain of its existing, documents as described below.

Fifth Amended and Restated Advisory Agreement

On October 7, 2025, the Company, JLLIPT Holdings LP (the “Operating Partnership”) and LaSalle Investment Management, Inc. (the “Advisor”) entered into the Fifth Amended and Restated Advisory Agreement (the “Advisory Agreement”) to reflect (i) the designation of the New Share Classes, (ii) renamed classes of the Company’s common stock and the Operating Partnership’s partnership units (“OP Units”); and (iii) other administrative updates. The advisory fee payable to the Advisor pursuant to the Advisory Agreement remains the same, but the Advisor has agreed to the fee waiver as disclosed below in Item 8.01 Other Events.

Fifth Amended and Restated Limited Partnership Agreement of JLLIPT Holdings LP

On October 7, 2025, the Company, JLLIPT Holdings GP, LLC, the Operating Partnership’s general partner, and the other limited partners party thereto entered into the Fifth Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “OP Agreement”) to, among other things, (i) reflect the designation of the New Share Classes and rename Class D OP Units as Class N OP Units, Class A OP Units as Class S OP Units, Class A-I OP Units as Class D OP Units, Class M OP Units as Class Z OP Units, and Class M-I OP Units as Class I OP Units; and (ii) provide for affirmative enrollment by participating limited partners in the Company’s distribution reinvestment plan.

Private Offering Dealer Manager Agreement

On October 7, 2025, the Company and LaSalle Investment Management Distributors, LLC (the “Dealer Manager”) entered into the Dealer Manager Agreement with respect to the Private Offering (together with all exhibits thereto, including the Form of Participating Broker-Dealer Agreement, the “Private Offering Dealer Manger Agreement”), which provides for (i) the offer and sale of shares of the New Share Classes to “accredited investors” (as defined by Rule 501(a) of the Securities Act) on a best efforts basis in the Private Offering by the Dealer Manager and other FINRA-member broker dealers, registered investment advisers and certain other offering participants engaged by the Dealer Manager; (ii) the selling commissions, stockholder servicing fees and expense reimbursement and other compensation payable to the Dealer Manager by the Company; and (iii) other related matters.

Third Amended and Restated DST Dealer Manager Agreement

On October 7, 2025, JLL Exchange TRS, LLC, LaSalle Investment Management Distributors, LLC, and, solely with respect to Section 6.1(c) thereof, the Operating Partnership and the Company entered into the Third Amended and Restated Dealer Manager Agreement for the Company’s Delaware statutory trust (“DST”) program (together with all exhibits thereto, including the Form of Participating Broker-Dealer Agreement, the “DST Dealer Manager Agreement”), to, among other things, reflect (i) the designation of the New Shares Classes; (ii) renamed classes of the Company’s common stock and OP Units; (iii) that Class S OP Units, Class D OP Units, Class Z OP Units and Class I OP Units may be issued in exchange for DST interests and that subsequently Class S shares, Class D shares, Class Z shares and Class I shares may be issued in exchange for such OP Units; and (iv) other administrative updates.

Eighth Amended and Restated Director Compensation Plan

Effective October 7, 2025, the Company’s board of directors (the “Board”) adopted the Eighth Amended and Restated JLL Income Property Trust, Inc. Independent Directors Compensation Plan (the “Director Compensation Plan”) to incorporate the New Share Classes and reflect that equity compensation to the Company’s independent directors will be paid in Class I shares.

Second Amended and Restated Incentive Plan

Effective October 7, 2025, the Board adopted the Second Amended and Restated JLL Income Property Trust, Inc. Incentive Plan (the “Incentive Plan”) to incorporate the New Share Classes and reflect other administrative updates.

The foregoing descriptions of the Advisory Agreement, the OP Agreement, the Private Offering Dealer Manager Agreement, the DST Dealer Manager Agreement, the Director Compensation Plan and the Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the Advisory Agreement, the OP Agreement, the Private Offering Dealer Manager Agreement, the DST Dealer Manager Agreement, the Director Compensation Plan and the Incentive Plan, copies of which are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On October 2, 2025, the Company filed Articles of Amendment (the “Articles of Amendment”) to its charter with the Maryland State Department of Assessments and Taxation (“SDAT”) to (i) rename the Company’s Class D common stock to Class N common stock; and (ii) increase the total number of the Company’s authorized shares of capital stock to 2,050,000,000 and the number of the Company’s authorized shares of common stock, $0.01 par value per share, to 2,000,000,000.

Articles Supplementary

On October 2, 2025, immediately following the filing of the Articles of Amendment, the Company filed with SDAT Articles Supplementary (the “Articles Supplementary” and, together with the Articles of Amendment, the “Charter Amendments”) to its charter, pursuant to which the Company classified and designated (i) 250,000,000 authorized but unissued shares of common stock as Class S shares; (ii) 250,000,000 authorized but unissued shares of common stock as Class D shares; (iii) 250,000,000 authorized but unissued shares of common stock as Class Z shares; and (iv) 250,000,000 authorized but unissued shares of common stock as Class I shares, in each case with the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms or conditions of redemption set forth in the Articles Supplementary. The preferences, rights, voting powers, restrictions, qualifications, and terms and conditions of the New Share Classes are substantially similar to the preferences, rights, voting powers, restrictions, qualifications, and terms and conditions of the Company’s existing classes of common stock, including the same proportional rights to the Company’s assets.

Except as described in this Current Report on Form 8-K, the Charter Amendments did not amend, alter or modify any other terms or provisions of the Company’s charter.

The foregoing descriptions of the Articles of Amendment and Articles Supplementary do not purport to be complete and are qualified in their entirety by reference to the Articles of Amendment and Articles Supplementary, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Share Repurchase Plan

Effective October 7, 2025, the Company amended and restated its share repurchase plan (the “Share Repurchase Plan”) to incorporate the New Share Classes and to remove the “per stockholder allocation” repurchase mechanism. The foregoing description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Advisory Fee Waiver

Effective during the period from October 7, 2025 through December 31, 2026 (the “Waiver Period”), the Advisor has agreed to waive 20% of the fixed component of the advisory fees otherwise payable to the Advisor with respect to (i) the NAV of the Operating Partnership attributable to Class S, Class D, Class Z and Class I OP Units (corresponding to Class S, Class D, Class Z and Class I shares), and (ii) the NAV of any assets held by the Company outside of the Operating Partnership attributable to Class S, Class D, Class Z and Class I shares, effectively reducing the amount of such fixed component advisory fees from 1.25% to 1.0% of the applicable NAV over the Waiver Period. The Advisor will not seek payment of any such waived fees at any time in the future.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment, dated October 2, 2025
3.2	Articles Supplementary, dated October 2, 2025
4.1	Share Repurchase Plan, dated October 7, 2025
10.1	Fifth Amended and Restated Advisory Agreement, dated October 7, 2025, among JLL Income Property Trust, Inc., JLLIPT Holdings LP and LaSalle Investment Management, Inc.
10.2	Fifth Amended and Restated Limited Partnership Agreement of JLLIPT Holdings LP, dated October 7, 2025, among JLLIPT Holdings GP, LLC, JLL Income Property Trust, Inc. and the other limited partners party thereto from time to time
10.3	Dealer Manager Agreement, dated October 7, 2025, between JLL Income Property Trust, Inc. and LaSalle Investment Management Distributors, LLC
10.4	Third Amended and Restated Dealer Manager Agreement, dated October 7, 2025, among JLL Exchange TRS, LLC, LaSalle Investment Management Distributors, LLC, and, solely with respect to Section 6.1(c) thereof, JLLIPT Holdings LP and JLL Income Property Trust, Inc
10.5	Eighth Amended and Restated JLL Income Property Trust, Inc. Independent Directors Compensation Plan, dated October 7, 2025
10.6	Second Amended and Restated JLL Income Property Trust, Inc. Incentive Plan, dated October 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JLL INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: October 7, 2025